Company Update September 2017 Exhibit 99.1

This presentation contains “forward-looking” statements that are within the meaning of federal securities laws and are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, clinical trials and pre-clinical studies, regulatory approval of our product candidates, liquidity position and capital needs, financing plans, industry environment, potential growth opportunities, potential market opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward- looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Factors that may materially affect our results of operations include, among other things, the timing of results of our ongoing and planned our ability to progress any product candidates in clinical and clinical trials, the ability of ATLAS to identify promising oncology vaccine and immunotherapy product candidates, the scope, rate and progress of our preclinical and clinical trials and other research and development activities, anticipated timing of new clinical trails, our estimates regarding the amount of funds we require to complete conduct our clinical trials for GEN-003, our plans to commercialize GEN-003, the timing of, and ability to, obtain and maintain necessary regulatory approvals for our product candidates, GEN-003 and those listed in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission (“SEC”). Except as required by law, we assume no obligation to update these forward- looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. You may get copies of our Annual Report on Form 10-K, Quarterly Report on Form 10-Q and our other SEC filings for free by visiting EDGAR on the SEC website at http://www.sec.gov. 2 Disclaimer

• Positive 12-month Phase 2b data did not lead to a pathway for Genocea to independently advance GEN-003 given time and cost of Phase 3 trials – Workforce reduction reflects this • Strategic process underway to seek to maximize value for GEN- 003 through sale, partnership etc. • Continue to believe that GEN-003 address unmet medical needs in genital herpes patients • Opportunity to focus organization and financial resources to create value through neoantigen cancer vaccine investment 3 Exploring Strategic Alternatives for GEN-003

Leadership in Neoantigen Cancer Vaccines

• Our mission: to create breakthrough vaccines based on the right antigens 5 Our vision: Curing cancer with next-generation cancer vaccines ATLAS™ Unique, proven platform for neoantigen selection Proven team of vaccine experts Outstanding Board and Scientific Advisors Efficacious cancer vaccines

Neoantigens are an exciting new target class in immuno-oncology 6 • Personalized tumor mutations (neoantigens) are “foreign” to immune system Schumacher, Schreiber, 2015 Ott, Sahin, 2017 • Response to neoantigens drives checkpoint inhibitor (CPI) efficacy • Possible to vaccinate against neoantigens Yadav, Gubin, 2015

• Complementary MoA: “steering wheel” once brakes are off • Well tolerated1,2 • Applicable to most cancer types 7 After CAR-T therapy, neoantigen vaccines represent a next wave of personalized cancer immunotherapy Potential synergy with CPI Opportunity to benefit millions Disease + Good PS All Patients No Evidence of Disease ILLUSTRATIVE Over time Across solid tumors 1Ott et al., 2017 Nature 2Sahin et al., 2017 Nature

Neoantigen Selection Crucial to Vaccine Success 8

9 Cancer biology creates significant antigen selection challenges Tumor mutational burden by cancer type Up to thousands of candidate antigens per patient

Thought leaders agree: conventional predictive approaches have limitations

The truth is…that current neoepitope **prediction algorithms** return a vast number of candidates, of which only a tiny handful are ever found to trigger bona fide antitumor responses in patients

"The Problem with Neoantigen Prediction"
Nature Biotechnology, 2017

Algorithms…not robust enough to allow accurate identification of … epitopes bound to infrequently expressed human MHC class I … or to human MHC class II molecules, which limits the comprehensive identification of cancer antigens

Steven Rosenberg
Nat Immunol, 2017

..the sensitivity of the **peptide purification and mass spectrometry** is not sufficient to detect certain antigens. Moreover, reliance on mass spectrometry is probably too impractical for clinical use…

Liz Jaffee
Nat Reviews Cancer, 2017

You can **algorithm** till the cows come home and you're not really going to know if you're improving things

~Drew Pardoll
Nature, 2016

…crucial need for experimental validation of neopeptides…only a small subset will be processed and presented…and only a subset of those will be…recognized by a T cell…

Vitiello and Zenetti
Nature Biotechnology, 2017

genocea BIOSCIENCES

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Conventional approaches yield limited immune responses regardless of delivery system/modality

	% Response to Neoantigens*			
	ex vivo ELISPOT		Cultured ELISPOTs (*in vitro* stim 10-21 days)	
	$CD4^+$	$CD8^+$	$CD4^+$	$CD8^+$
Neon[1] Peptide + adjuvant	20%	0%	40%	16%
BioNTech[2] RNA	12% **		57%	17%

*Cohort level; number of SLP with responses in all patients/total SLP immunized across all patients

**Presumed CD4 (total PBMC). Text states majority of responses were CD4 but not disclosed in figure.

[1]Ott *et al.*, 2017 *Nature*
[2]Sahin *et al.*, 2017 *Nature*

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12 ATLAS platform uses biology – patients’ own T cells – to identify true neoantigens Patient- specific HLA agnostic CD4+ & CD8+ antigens Hot and cold tumors *For CD4+ T cell screening the cLLO is not co- expressed, resulting in conventional endosomal processing and presentation by MHC cII Input: Every candidate neoantigen ATLAS cytokine readout: - Antigen or not? - Stimulatory or inhibitory? Patient’s own T cells *

ATLAS data supports superiority in neoantigen identification; exposes flaws in predictive approaches

ATLAS identifies true neoantigens

Of 202 identified tumor-specific mutations



Algorithms*
Predicted
ATLAS**
Found
Neoantigens
Inhibitory Antigens
False Positives

* $CD8^+$ predictions (NetMHC, NetCTLpan, IEDB)

ATLAS challenges conventions

- Not all neoantigens are "good"
- $CD4^+$ and $CD8^+$ antigens are not the same
- No association with key algorithm inputs:
  - Binding affinity
  - RNA expression
  - Allele frequency
  - Frame shifts

**ATLAS also identified $CD4^+$ T cell antigens; algorithms do not model $CD4^+$ T cell epitopes well;
Sample from NSCLC patient with long term response to ICB; collaboration with Tim Chan and Jedd Wolchok, MSKCC

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14 Prioritizing neoantigens with pre-existing T cell responses may increase probability of protective vaccination Tumor-specific mutations ATLAS output: IFN-gamma pre-treatment responses CD4+ CD8+ Actual neoantigens Pre-existing immunity associated with effective vaccination: • Malignant glioma1 • HER-2/neu in prostate cancer2 • Sarcoma NY-ESO- 1 vaccine3 1Yajima et al., 2005 Clin Cancer Res 2Voutsas et al., 2016 JITC 3 Pollack et al., 2017 ASCO poster

15 ATLAS: Don’t Guess. Know. ATLAST cell antigen T cell Tumor Cell

Neoantigen vaccine program GEN-009 16

Collect tumor and blood samples, sequence exome ATLAS to identify true neoantigens of CD4+ and CD8+ T cell responses Synthesize vaccine with ATLAS-identified T cell antigens Ship personalized product to clinical site ATLAS neoantigen selection drives potential best-in-class personalized cancer vaccine program 17 GEN-009 composition: Synthetic long peptides + adjuvant

• First-in-man study overview: – Monotherapy then combination with CPI therapy – Objectives: safety & immunogenicity – Multiple tumor types – Patient cohort: No evidence of disease, high risk of relapse – Expands to test dose regimens Planned Milestones • IND: Q1 2018 • Initial monotherapy immunogenicity: H1 2019 18 Clinical program designed to demonstrate superiority of ATLAS antigen selection in patients

Investment Opportunity 19

20 Neoantigen cancer vaccine pipeline drives multiple potential milestones in next 18 months DISCOVERY PRE-CLINICAL PHASE 1 PHASE 2 STATUS & EXPECTED MILESTONES GEN-009 1st Generation Neoantigen Cancer Vaccine • Peptide + adjuvant vaccine • IND filing in Q1 2018 • Immunogenicity data in H1 2019 GEN-010 2nd Generation Neoantigen Cancer Vaccine • Innovative delivery modality • IND filing in H2 2018 • Immunogenicity data in H2 2019 • Opportunities to leverage proof-of-concept data to partner ATLAS – Shared antigen cancer vaccines (Dana Farber, Checkmate collaborations) – Vaccines against cancers of viral origin (Epstein-Barr virus antigen selection)

• SAB – Elizabeth Jaffee, MD, Johns Hopkins, Deputy Director Sidney Kimmel Comprehensive Cancer Center • President, AACR; Chair, NCI Moonshot – Chuck Drake, MD, PhD, Columbia, Director of Genitourinary Oncology and Associate Director for Clinical Research – Luis Diaz, MD, MSKCC, Head of Division of Solid Tumor Oncology – Kwok Wong, MD, NYU, Chef of Hematology and Medical Oncology – George Siber, MD, PhD, Former CSO Wyeth Vaccines • Scientific founders: – Darren Higgins, PhD, Harvard – David Sinclair, PhD, Harvard 21 Strong science

• Compelling role for effective neoantigen vaccines in the I-O revolution • Genocea brings differentiated vaccine technology to bear to create best-in-class vaccines • Important milestones delivered over next 2 years • Strong science, proven team 22 We are creating the leading next-generation cancer vaccine company

• Cash at Q2 2017 – $35.2m • $49m ATM facility capacity • Debt facility – $15.8m outstanding • Funded into middle of 2018 • Shares outstanding (08/07/17) – Basic – 28.7m – Fully diluted – 33.5m • Exploring strategic alternatives for GEN-003 – Phase 3-ready genital herpes immunotherapy 23 Financial summary

Genocea Biosciences, Inc. NASDAQ: GNCA Cambridge Discovery Park 100 Acorn Park Drive 5th floor Cambridge, MA 02140 USA Phone: +1 617.876.8191 www.genocea.com 24